UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2004




                        SENTO CORPORATION
      (Exact name of registrant as specified in its charter)




      Utah                             06425                87-0284979
(State or other jurisdiction of     (Commission          (I.R.S. Employer
incorporation or organization)      File Number)         Identification No.)


              808 East Utah Valley Drive
                 American Fork, Utah                            84003
        (Address of principal executive offices)             (Zip Code)



                          (801) 492-2000
       (Registrant's telephone number, including area code)


                               n/a
  (Former name or former address, if changed since last report)

------------------------------------------------------------------------------

            ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

------------------------------------------------------------------------------

      The following is filed as an exhibit to this report:

                SEC
  Exhibit    Reference
  Number       Number              Title of Document                Location
----------- ------------ ----------------------------------------- -----------
  Item 99.                 Other Exhibits
-----------              ----------------------------------------- -----------
   99.01        99       Press Release dated January 20, 2004      This filing




------------------------------------------------------------------------------

     ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

------------------------------------------------------------------------------

     On January 20, 2004, Sento Corporation issued a press release reporting its unaudited financial results for the third fiscal quarter and the nine months ended December 31, 2003, a copy of which is attached as Exhibit 99.01.

     The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Forward Looking Statements

     Statements in this current report, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this report are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: Sento's ability to obtain sufficient capital to finance needed equipment and hire additional personnel required by its new contracts; variations in market and economic conditions; Sento's dependence on its limited number of key clients; reduction in services requested by Sento's clients resulting in lower revenues for Sento; Sento's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions that could cause actual results to differ from the Company's current expectations are contained in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SENTO CORPORATION


Date: January 21, 2004           By /s/ Patrick O'Neal
                                    -----------------------------------------
                                    Patrick O'Neal
                                    Its Chief Executive Officer